102 P1 03/24

TEMPLETON FUNDS

SUPPLEMENT DATED MARCH 28, 2024

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED JANUARY 1, 2024 OF
TEMPLETON WORLD FUND (THE “FUND”)

Effective March 31, 2024, the prospectus and SAI of the Fund are amended as follows:

1)  The following is added below the “Fund Summary – Investment Manager” section of the prospectus:

Sub-Advisor

Templeton Asset Management Ltd. (Asset Management)

2) The following is added to the end of the “Fund Summary – Portfolio Managers” section of the prospectus:

Peter D. Sartori

Portfolio Manager of Asset Management and portfolio manager of the Fund since March 2024.

3) The following is added after the first paragraph in the “Fund Details – Management” section of the prospectus:

Under a separate agreement with Global Advisors, Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One #38-03, Singapore 038987, serves as the Fund’s sub-advisor. The sub-advisor provides the investment manager with investment management advice (which may include research and analysis services). The sub-advisor is an indirect wholly owned subsidiary of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor. Investment advisory responsibilities and fees may be reallocated periodically between the investment manager and the sub-advisor.

4) The following is added after the fifth paragraph under the “Fund Details – Management” section of the prospectus:

Peter D. Sartori Portfolio Manager of Asset Management

Mr. Sartori has been portfolio manager of the Fund since March 2024, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2019.

5) The following is added below the fifth paragraph under the “Management and Other Services – Investment manager and services provided” section of the SAI:

The World Fund’s sub-advisor is Templeton Asset Management Ltd., an indirect, wholly owned subsidiary of Resources. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice, research and assistance. The sub-advisor’s activities are subject to the board’s review and control, as well as the investment manager’s instruction and supervision.

6) The following is added below the Management Fees Earned table in the “Management and Other Services – Management fees” section of the SAI:

The investment manager pays the World Fund’s sub-advisor a fee equal to 25% of the “net investment advisory fee” paid by the Fund to the investment manager. The “net investment advisory fee,” in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to the Fund’s administrator for administrative services. The investment manager pays this fee from the management fees it receives from the Fund. Accordingly, the retention of the sub-advisor does not cause an increase in the Fund’s overall management fees. Investment advisory responsibilities and fees may be reallocated periodically between the investment manager and the sub-advisor.

7) The table in the section of the SAI titled “Management and Other Services – Portfolio Managers” is amended to include the following as the last entry:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Peter D. Sartori*	None	None	5	762.1	3	3,243.9

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

*Information is provided as of February 29, 2024.

8) The table in the section of the SAI titled “Management and Other Services – Portfolio Managers – Ownership of Fund shares” is amended to include the following as the last entry:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Peter D. Sartori*	$100,001 - $500,000
*Information is provided as of February 29, 2024.

Please keep this supplement for future reference.